EXHIBIT 99.1

GEE Group Announces Full Exercise and Closing of Over-Allotment Option in Connection with its Underwritten Public Offering

Jacksonville, FL / ACCESSWIRE / April 28, 2021 / GEE Group Inc. (NYSE American: JOB) (“GEE” or the “Company”), a provider of professional staffing services and solutions, today announced that the underwriter of its recent public offering exercised in full its 15% over–allotment option to purchase an additional 12,499,999 common shares (the “option shares”) of the Company at the public offering price of $0.60 per share. GEE has closed the transaction and received gross proceeds from the sale of the option shares of approximately $7.5 million, before deducting the underwriting discount and commissions and offering expenses. The Company previously closed, on April 18, 2021, an underwritten public offering of 83,333,333 shares of its common stock at the public offering price of $0.60 per share (the “firm shares”), for gross proceeds of approximately $50,000,000, before deducting the underwriting discount and commissions and offering expenses.

The Company, on April 21, 2021, used the net proceeds of the sale of the firm shares, together with its available cash, to payoff in full approximately $56,000,000 in aggregate outstanding indebtedness under its existing Revolving Credit, Term Loan and Security Agreement. GEE intends to use a portion of the net proceeds from the sale of the option shares to pay outstanding fees of approximately $5 million owed to its lender under such agreement in lieu of payment of the fees in GEE common shares. The remainder of the net proceeds will be used for general corporate purposes, including working capital and potential acquisitions.

ThinkEquity, a division of Fordham Financial Management, Inc., acted as sole book-running manager for the offering.

A registration statement on Form S-1 (File No. 333-254235) relating to the shares was filed with the Securities and Exchange Commission ("SEC") and became effective on April 14, 2021. This offering is being made only by means of the prospectus contained in, or which forms a part of, such registration statement. Copies of the final prospectus may be obtained from ThinkEquity, a division of Fordham Financial Management, Inc., 17 State Street, 22nd Floor, New York, New York 10004, by telephone at (877) 436-3673, by email at prospectus@think-equity.com. The final prospectus has been be filed with the SEC and is available on the SEC's website located at http://www.sec.gov.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About GEE Group Inc.

GEE Group Inc. ("GEE" or the "Company") is a provider of specialized staffing solutions and is the successor to employment offices doing business since 1893. The Company operates in two industry segments, providing professional staffing services and solutions in the information technology, engineering, finance and accounting specialties and commercial staffing services through the names of Access Data Consulting, Agile Resources, Ashley Ellis, General Employment, Omni-One, Paladin Consulting and Triad. Also, in the healthcare sector, GEE Group, through its Scribe Solutions brand, staffs medical scribes who assist physicians in emergency departments of hospitals and in medical practices by providing required documentation for patient care in connection with electronic medical records (EMR). Additionally, the Company provides contract and direct hire professional staffing services through the following SNI brands: Accounting Now®, SNI Technology®, Legal Now®, SNI Financial®, Staffing Now®, SNI Energy®, and SNI Certes.

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Forward-Looking Statements

In addition to historical information, this press release contains statements relating to the Company's future results (including results of business operations, certain projections, future financial condition, pro forma financial information, and business trends and prospects) that are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, (the "Exchange Act"), and the Private Securities Litigation Reform Act of 1995 and are subject to the "safe harbor" created by those sections. The statements made in this press release that are not historical facts are forward-looking statements that are predictive in nature and depend upon or refer to future events. Such forward-looking statements often contain, or are prefaced by, words such as "will", "may," "plans," "expects," "anticipates," "projects," "predicts," "pro forma", "estimates," "aims," "believes," "hopes," "potential," "intends," "suggests," "appears," "seeks," or variations of such words or similar words and expressions. Forward-looking statements are not guarantees of future performance, are based on certain assumptions, and are subject to various known risks and uncertainties, many of which are beyond the Company's control, and cannot be predicted or quantified and, consequently, as a result of a number of factors, the Company's actual results could differ materially from those expressed or implied by such forward-looking statements. The international pandemic, the "Novel Coronavirus" ("COVID"-19), has been detrimental to and continues to negatively impact and disrupt the Company's business operations. The health outbreak has caused a significant negative effect on the global economy, employment in general including the lack of demand for the Company's services which is exacerbated by government and client directed "quarantines", "remote working", "shut-downs" and "social distancing". There is no assurance that conditions will not worsen and further negatively impact GEE Group. Certain other factors that might cause the Company's actual results to differ materially from those in the forward-looking statements include, without limitation: (i) the loss, default or bankruptcy of one or more customers; (ii) changes in general, regional, national or international economic conditions; (iii) an act of war or terrorism, industrial accidents, or cyber security breach that disrupts business; (iv) changes in the law and regulations; (v) the effect of liabilities and other claims asserted against the Company including the failure to repay indebtedness or comply with lender covenants including the lack of liquidity to support business operations and the inability to refinance debt, failure to obtain necessary financing from commercial sources or government programs such as the main street lending facility or other economic relief programs, failure to obtain partial or full forgiveness on payroll protection loans or the inability to access the capital markets and/or obtain alternative sources of capital; (vi) changes in the size and nature of the Company's competition; (vii) the loss of one or more key executives; (viii) increased credit risk from customers; (ix) the Company's failure to grow internally or by acquisition or the failure to successfully integrate acquisitions; (x) the Company's failure to improve operating margins and realize cost efficiencies and economies of scale; (xi) the Company's failure to attract, hire and retain quality recruiters, account managers and salesmen; (xii) the Company's failure to recruit qualified candidates to place at customers for contract or full-time hire; (xiii) the adverse impact of geopolitical events, government regulations and mandates, natural disasters or health crises, force majeure occurrences, global pandemics such as the deadly "coronavirus" (COVID-19) or other harmful viral or non-viral rapidly spreading diseases and such other factors as set forth under the heading "Forward-Looking Statements" in the Company's annual reports on Form 10-K, its quarterly reports on Form 10-Q and in the Company's other filings with the Securities and Exchange Commission (SEC). More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov. The Company is under no obligation to (and expressly disclaims any such obligation to) and does not intend to publicly update, revise, or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contact:

Gee Group Inc.

Kim Thorpe

904.512.7504

invest@genp.com

SOURCE: GEE Group Inc.

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